                                                                    EXHIBIT 10.9

                 FIRST AMENDMENT TO RESTRICTED STOCK AGREEMENT
                 ---------------------------------------------



     THIS FIRST AMENDMENT TO RESTRICTED STOCK AGREEMENT (this "Amendment") is made and entered into as of November 30, 1997 by and among EVEREST HEALTHCARE SERVICES CORPORATION, a Delaware corporation (the "Company"), EVEREST HEALTHCARE II, INC., a Delaware corporation ("Holding"), and the persons or entities listed on the attached Schedule A (each, a "Stockholder" and collectively, the "Stockholders").


                              W I T N E S S E T H:

     WHEREAS, the Stockholders and the Company are parties to that certain Restricted Stock Agreement (the "Agreement") dated as of October 1, 1995, entered into in connection with the establishment of the Company in 1995;

     WHEREAS, Holding is being organized as a successor to Peak Healthcare, L.L.C. and the Company, in connection with the formation of Holding, will become a wholly-owned subsidiary of Holding; and

     WHEREAS, the Company and the Stockholders desire to amend the Agreement to substitute Holding for the Company and facilitate transfers of shares for estate planning purposes.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


     1.   Formation and Substitution of Holding.  The restrictions of the
          -------------------------------------
Agreement shall apply to the securities of Holding issued to the Stockholders to the same extent as they applied to the Company's securities. In connection with the organization of Holding, such transaction shall constitute an "Approved Sale" with respect to the Company. Upon completion of the organization of Holding all references herein to the Company shall be deemed to be references to Holding. Notwithstanding anything in the Agreement to the contrary, the Agreement shall not terminate as the result of Holding acquiring the stock of or becoming the sole stockholder of the Company.

     2.   Permitted Transferees.  The definition of "Permitted Transferee"
          ---------------------
contained in Section 1(F) of the Agreement shall be deleted and replaced with the following:

          "(F) "Permitted Transferee" means, with respect to a Stockholder who is a natural person and an original signatory to this Agreement, (i) such Stockholder's spouse, descendant or parent, or (ii) a trust or family partnership solely for the benefit of such Stockholder or such person(s) in item (i), or (iii) a Revocable Trust, or (iv) such Stockholder's personal representative for purposes of administration of such Stockholder's estate or upon such Stockholder's incompetency for the purpose of the protection or management of such Stockholder's assets; provided, however, that if any proposed Permitted Transferee is less than 21 years of age at the time of a proposed Transfer to such person, then such Transfer may only be made to a trustee of a valid trust for the benefit of such person, which trust shall not terminate prior to the beneficiary (or beneficiaries) thereof attaining the age of 21.

                For purposes of this Agreement, the term "Revocable Trust" means a trust created by the Stockholder during his lifetime, (i) which is amendable and revocable solely by such Stockholder, and (ii) in which such Stockholder is the sole trustee and sole beneficiary."

     3.   No Board Approval.  Section 2(B) of the Agreement shall be amended to
          -----------------
provide that no approval of the Board of Directors of the Company is necessary for Transfers to any Permitted Transferee, and as such shall be deleted and replaced with the following:

          "(B) A Transfer will be permitted under this Agreement (a "Permitted Transfer") if (i) made to a Permitted Transferee and the Company is provided written notice of such Transfer or (ii) subject to Section 2(E), made to an Outsider and the Board gives its prior written consent to such Transfer and waiver to the provisions of Section 3 to such Transfer (which consent may be granted or withheld in the Board's discretion); provided, however, in the event of such Transfer, the Transferee takes such shares subject to the terms and provisions of this Agreement, as amended from time to time, whether or not such Transferee executes a counterpart hereof."

     4.   Approved Sale.  The definition of "Approved Sale" contained in Section
          -------------
1(A) of the Agreement shall be amended to provide for reorganization of the Company, and the restriction on sale of the Company to an affiliate shall be deleted, and as such, the definition of "Approved Sale" shall be deleted and replaced with the following:

          "(A) "Approved Sale" means the sale of the Company, in a single transaction or a series of related transactions, to a third party pursuant to which (a) such third party proposes to acquire (i) a majority of the outstanding Shares (whether by merger, consolidation, recapitalization, reorganization, purchase of the outstanding Shares or otherwise) or
                (ii) all or substantially all of the Company's assets,
                (b) holders of a majority of the Shares then outstanding have approved the sale, (c) all holders of Shares receive the same form and amount of consideration per Share or, if any holders are given an option as to the form and amount of consideration to be received, all holders are given the same option, and (d) the sale is designated an Approved Sale by the Board of Directors of the Company."

     5.   Terms; Effect of Amendment.  All capitalized terms used in this
          --------------------------
Amendment but not otherwise defined herein shall have the meanings given to them in the Agreement. All other terms and provisions of the Agreement not modified by this Amendment shall remain in full force and effect.

     6.   Strict Construction.  The language used in this Amendment will be
          -------------------
deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

     7.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                    EVEREST HEALTHCARE SERVICES CORPORATION

                    By:/s/ CRAIG W. MOORE
                       ------------------------------------------------------
                           Craig W. Moore
                           Chairman and Chief Executive Officer

                    /s/ THOMAS GOLUBSKI, M.D.
                    ---------------------------------------------------------
                    Thomas Golubski, M.D.


                    /s/ EDWARD LELONEK, M.D.
                    ---------------------------------------------------------
                    Edward Lelonek, M.D.


                    /s/ SANDRA L. GADSON, M.D.
                    ---------------------------------------------------------
                    Sandra L. Gadson, M.D.


                    /s/ CLAUDIA CABALUNA, M.D.
                    ---------------------------------------------------------
                    Claudia Cabaluna, M.D.

                    /s/ MARTIN FINN, M.D.
                    ---------------------------------------------------------
                    Martin Finn, M.D.


                    /s/ OLIVE OH, M.D.
                    ---------------------------------------------------------
                    Olive Oh, M.D.


                    /s/ NARESH JULKA, M.D.
                    ---------------------------------------------------------
                    Naresh Julka, M.D.


                    /s/ DARRYL SUGAR, M.D.
                    ---------------------------------------------------------
                    Darryl Sugar, M.D.


                    /s/ RAM RAO, M.D.
                    ---------------------------------------------------------
                    Ram Rao, M.D.


                    /s/ LOUIS CESPEDES, M.D.
                    ---------------------------------------------------------
                    Louis Cespedes, M.D.


                    /s/ JOHN SIMONAITIS, M.D.
                    ---------------------------------------------------------
                    John Simonaitis, M.D.


                    /s/ ROBERT C. MUEHRCEK
                    ---------------------------------------------------------
                    Robert C. Muehrcke, as Trustee of the Robert C. Muehrcke Revocable Trust U/A/D 12/8/81


                    /s/ GENE LAWRENCE M.D.
                    ---------------------------------------------------------
                    Gene Lawrence, M.D.


                    /s/ ROBERT M. DODGE
                    ---------------------------------------------------------
                    Robert M. Dodge